UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2015

IDI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-158336	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b) On May 20, 2015, IDI, Inc. (the "Company") received notice from RBSM LLP, the Company’s independent registered public accounting firm ("RBSM"), that RBSM did not complete its pre-issuance review of the Company’s unaudited condensed consolidated financial statements and notes thereto included with the Company’s Form 10-Q for the quarter ended March 31, 2015 (the "Financial Statements"), which was filed on May 20, 2015 (the "Original 10-Q Filing"). Prior to the Original 10-Q Filing, the Company believed, in good faith, that RBSM had completed its pre-issuance review. Subsequent to the Original 10-Q Filing, RBSM completed its pre-issuance review and the Company will file an amended Form 10-Q for the quarter ended March 31, 2015 on May 27, 2015 (the "Amended Filing") solely to reflect the completion of RBSM’s pre-issuance review.
As a result of RBSM not completing its pre-issuance review, on May 20, 2015, the Company, as advised by RBSM, determined that the Financial Statements included in the Original 10-Q Filing should not be relied upon. As of the date of this Current Report on Form 8-K (the "Current Report"), no material errors have been identified with respect to the Financial Statements included with the Original 10-Q Filing and no changes to the Financial Statements and related disclosures included with the Original 10-Q Filing are expected in the Amended Filing, except for a discussion of the impact of the Amended Filing on the Company’s evaluation of its disclosure controls and procedures. The Company’s authorized officers have discussed the matters disclosed in this Current Report with RBSM.

(c) The Company provided RBSM with a copy of the foregoing disclosure in advance of filing this Current Report and requested RBSM to furnish the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made in this Current Report. A copy of such letter, dated May 27, 2015, furnished by RBSM is filed as Exhibit 7.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No. Exhibit Description
7.1 Letter to SEC from RBSM LLP dated May 27, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, Inc.

May 27, 2015	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: Co-CEO

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Exhibit Index

Exhibit No.	Description

7.1	Letter to SEC from RBSM LLP dated May 27, 2015